UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 26, 2007

ACTIVE POWER, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	000-30939	74-2961657
(State of Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2128 W. Braker Lane, BK12, Austin, Texas	78758
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (512) 836-6464

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

On March 1, 2007 Active Power, Inc. announced the promotion of Mr. Jim Murphy to Vice President of Sales – EMEA (Europe, Middle East and Africa). Mr. Murphy had previously been the Company’s sales director for Northern Europe and has over 15 years of direct selling experience in the EMEA power quality market. Mr. Murphy’s promotion follows the resignation on February 26, 2007 of Mr. Ian Bitterlin, who was the Company’s Vice President of Sales – EMEA.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ACTIVE POWER, INC.

Dated: March 1, 2007	By:	/s/ James A. Clishem
James A. Clishem
President and Chief Executive Officer